UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 3, 2023

MOLECULIN BIOTECH, INC.
(Exact Name of Registrant as Specified in its Charter)
Delaware	001-37758	47-4671997
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

5300 Memorial Drive, Suite 950, Houston ,TX 77007
(Address of principal executive offices and zip code)

(713) 300-5160
(Registrant’s telephone number, including area code)
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	MBRX	The NASDAQ Stock Market LLC

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 3, 2023, the Company held a Special Meeting of Stockholders (the "Special Meeting"). As of August 21, 2023, the record date for the Special Meeting, there were 29,810,443 shares of common stock issued and outstanding and entitled to vote on the proposals presented at the Special Meeting, of which 16,824,668 shares, or 56.43%, were present in person or represented by proxy, which constituted a quorum. The holders of shares of our common stock are entitled to one vote for each share held. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company's stockholders at the Special Meeting.

Each of the proposals summarized below were approved by the Company's stockholders.

Proposal 1. To Effect a Reverse Stock Split of the Outstanding Shares - The Company's stockholders approved an amendment to the Company’s amended and restated certificate of incorporation to grant the Board of Directors authority to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a reverse stock split ratio of between 1-for-5 and 1-for-20 as determined by the Board in its sole discretion, prior to the one-year anniversary of this Special Meeting (the “Reverse Split Proposal”), by the following vote:

Votes For	Votes Against	Abstain
9,796,443	6,858,043	170,202

As of the date of this report, the Company's Board has not made any decisions with respect to the approval of a reverse split of the Company's common stock.

Proposal 2. Approve an Adjournment - The Company's stockholders approved an adjournment, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Reverse Split Proposal (the “Adjournment Proposal”), by the following vote:

Votes For	Votes Against	Abstain
10,036,330	6,686,830	101,528

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLECULIN BIOTECH, INC.

Date: October 6, 2023 By: /s/ Jonathan P. Foster Jonathan P. Foster Chief Financial Officer